UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 13, 2010

TELULAR CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-23212	36-3885440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

311 South Wacker Drive, Suite 4300, Chicago, Illinois	60606-6622
(Address of Principal Executive Offices)	(Zip Code)

(312) 379-8397
(Registrant’s Telephone Number, Including Area Code)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers; Compensatory Arrangements of Certain Officers

On December 13, 2010, Telular Corporation entered into a retention and severance agreement with Robert L. Deering (“the Executive”).  The agreement went into effect on December 13, 2010.  Under the agreement, the Company will provide a lump sum severance payment equal to six (6) calendar months of his standard salary to the Executive if the Company terminates the Executive for reasons other than “cause” within twelve months of a change in control.  The Executive’s current salary is $137,000.  Under the agreement, therefore, the Executive would receive $68,500 if he were terminated without cause on December 13, 2010.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description

10.1	Retention and Severance Agreement between Telular Corporation and Robert L. Deering dated December 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELULAR CORPORATION

Date: December 15, 2010	By:	/s/ Jonathan Charak
Jonathan Charak
Chief Financial Officer